UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 6 (December 28, 2016)

Consumer Capital Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-54998	26-2517432
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

136-82 39th Avenue, 4th Floor

Unit B, Flushing, New York 11354

(Address of principal executive offices) (zip code)

(718) 395 - 8150

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Definitive Material Agreement.

On December 28, 2016, upon approval by the majority shareholder and Board of Directors of Consumer Capital Group, Inc. (the “Company”) and its variable interest entity of America Arki Network Service Beijing Co., Ltd (“America Arki”), America Arki entered into certain business sale agreement (the “Agreement”) with Yanbian YaoTian Gas Group Co., Ltd (the “Purchaser”), a company organized under the laws of the People’s Republic of China (the “PRC”) whereby the America Arki sold all of its interest in Shanghai Zhong Hui Financial Information Services Corp. (“Zhonghui”), a company also organized under the laws of the PRC for no consideration (the “Sale”).

Upon completion of the Sale, America Arki operates its business solely through its subsidiaries i) America Arki (Tianjin) Capital Management Partnership, a limited partnership formed under the laws of the PRC that plans to engage in the business of asset management, and ii) Yin Hang Financial Information Service (Shanghai) Co., Ltd, a company formed under the laws of the PRC that focuses its business on financial advisory services for small to medium sized enterprises based in the PRC.

The foregoing description of the Agreement and the transaction contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Agreement, English translation of which is attached as Exhibit 10.1 and is incorporated herein by reference.

Item 1.02 Termination of a Material Definitive Agreement

On December 28, 2016, Company’s variable interest entity, America Arki, entered into an agreement to sell all of its equity interest in Shanghai Zhong Hui Financial Information Services Corp. to Yanbian YaoTian Gas Group Co., Ltd for no considerations.

Zhonghui engages in peer-to-peer lending business through its online platform that matches mass retail investors and companies that need to raise capital through debt or equity financing.

The applicable information in connection with the Sale is set forth in Item 1.01 of this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The applicable information in connection with the Sale is set forth in Item 1.01 of this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure

As of the date of the Sale, Company believed that Zhonghui carried a negative net asset. As a result, Company intends to recognize the gain from the Sale in its consolidated financial statements for the fiscal year ended December 31, 2016. No distribution has been declared or made to the shareholders by the Board as of the date of this current report.

Item 9.01 Financial Statements and Exhibits

(b) Pro Forma Financial Information.

The pro forma financial statements required by Item 9.01(b) of this Current Report on Form 8-K are not being filed herewith. The pro forma financial information required by Item 9.01(b) of this Current Report on Form 8-K, with respect to the Sale described in Item 1.01 herein will be filed by amendment.

(d) Exhibits.

Exhibit	Description

2.1	English translation of business sale agreement between America Arki Network Service Beijing Co., Ltd and the Yanbian YaoTian Gas Group Co., Ltd

99.1*	Pro Forma financial statements

* To be filed by amendment

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 6, 2016	Consumer Capital Group, Inc.

	By:	/s/ Jianmin Gao
Jianmin Gao
President and Chief Executive Officer

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